                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 9, 1995                          /s/  SAMUEL E. BEALL, III
                                                 --------------------------------------------
                                                             Samuel E. Beall, III

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 4, 1995                           /s/  DENNIS C. BOTTORFF
                                                 --------------------------------------------
                                                              Dennis C. Bottorff

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 6, 1995                       /s/  EARNEST W. DEAVENPORT, JR.
                                                 --------------------------------------------
                                                          Earnest W. Deavenport, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 7, 1995                           /s/  T. SCOTT FILLEBROWN
                                                 --------------------------------------------
                                                             T. Scott Fillebrown

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 13, 1995                            /s/  GENE C. KOONCE
                                                 --------------------------------------------
                                                                Gene C. Koonce

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 7, 1995                           /s/  JAMES A. HASLAM, II
                                                 --------------------------------------------
                                                             James A. Haslam, II

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 9, 1995                             /s/  JAMES R. MARTIN
                                                 --------------------------------------------
                                                               James R. Martin

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 6, 1995                          /s/  ROBERT A. McCABE, JR.
                                                 --------------------------------------------
                                                            Robert A. McCabe, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 7, 1995                            /s/  WILLIAM O. McCOY
                                                 --------------------------------------------
                                                               William O. McCoy

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 4, 1995                             /s/  DALE W. POLLEY
                                                 --------------------------------------------
                                                                Dale W. Polley

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 6, 1995                           /s/  ROSCOE R. ROBINSON
                                                 --------------------------------------------
                                                            Dr. Roscoe R. Robinson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 8, 1995                             /s/  CAL TURNER, JR.
                                                 --------------------------------------------
                                                               Cal Turner, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 8, 1995                              /s/  TED H. WELCH
                                                 --------------------------------------------
                                                                 Ted H. Welch

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 4, 1995                             /s/  DAVID K. WILSON
                                                 --------------------------------------------
                                                               David K. Wilson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First American Corporation, a corporation organized under the laws of the State of Tennessee ("Company"), hereby constitutes and appoints MARY NEIL PRICE and MARTIN E. SIMMONS and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission, the Office of Thrift Supervision, or any other governmental or regulatory authority, one or more Registration Statements on Form S-4 or such other appropriate form (as any of such attorneys may determine) and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration of shares of the Company's common stock under the Securities Act of 1933 and under the rules and regulations of the Office of Thrift Supervision in connection with the Company's acquisition of Charter Federal Savings Bank and Heritage Federal Bancshares, Inc., granting unto said attorneys and each of them full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand as of the date specified.

           Dated: August 8, 1995                           /s/  WILLIAM S. WIRE, II
                                                 --------------------------------------------
                                                             William S. Wire, II